UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-21863

Claymore/Raymond James SB-1 Equity Fund

(Exact name of registrant as specified in charter)

                2455 Corporate West Drive, Lisle, IL 60532

(Address of principal executive offices) (Zip code)

Nicholas Dalmaso

                2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code:     (630) 505-3700

Date of fiscal year end:     August 31

Date of reporting period:     August 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report

August 31, 2007

Claymore/Raymond James SB-1 Equity Fund

RYJ

RAYMOND JAMES

RAYMOND JAMES®

CLAYMORE®

www.claymore.com

... your road to the LATEST,

most up-to-date INFORMATION about the

Claymore/Raymond James SB-1 Equity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com/ryj, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases, special notices and tax characteristics

Raymond James and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Dear Shareholder |

We are pleased to submit the annual shareholder report for the Claymore/Raymond James SB-1 Equity Fund (the “Fund”). This report covers performance for the Fund’s fiscal year ended August 31, 2007. As you may know, the Fund’s investment objective is to provide capital appreciation to shareholders. Claymore Advisors, LLC is the Investment Adviser to the Fund; the Fund’s Sub-Adviser is Raymond James & Associates, Inc. (“Raymond James”). The Fund seeks to achieve that objective by investing substantially all of its net assets in the equity securities that are rated, at the time of purchase, a Strong Buy 1 (“SB-1”) by analysts employed by Raymond James.

Raymond James & Associates, Inc. is a wholly-owned subsidiary of Raymond James Financial, Inc., a Florida-based holding company whose subsidiaries are engaged in various financial services businesses including brokerage, trading, investment banking, asset management and financial planning services. The firm’s research department supports the company’s institutional and retail sales efforts and publishes research on approximately 600 companies.

This Fund provides investors with direct access to Raymond James’s professional equity research through a retail product. While there are no guarantees of success, we have confidence in the stock research methodologies employed by Raymond James analysts and are optimistic about the Fund’s long-term prospects.

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. For the 12-month period ended August 31, 2007, the Fund provided a total return based on market value of 10.77%. This represents a closing market price of $19.27 on August 31, 2007, versus $17.50 on August 31, 2006. On an NAV basis, the Fund generated a total return of 13.78%. This represents a NAV of $21.67 on August 31, 2007, versus $19.15 on August 31, 2006. The Fund’s market price at August 31, 2007, represented a discount to NAV of 11.1%; as of August 31, 2006, the discount was 8.6%.

We believe that the Fund’s market price discount to NAV represents an opportunity as common shares of the Fund continue to be available in the market at prices below the value of the securities in the underlying portfolio. Additionally, when shares trade at a discount to NAV, the Dividend Reinvestment Plan (“DRIP”) takes advantage of the discount by reinvesting distributions in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Shareholders have the opportunity to reinvest their dividends from the Fund through the DRIP, which is described in detail on page 21 of this report.

Annual Report | August 31, 2007 | 3

RYJ | Claymore/Raymond James SB-1 Equity Fund | Dear Shareholder continued

The Fund paid a year-end dividend of $0.11 per share on December 29, 2006. This cash distribution, which is taxable under the Internal Revenue Code, was categorized as a short-term capital gain arising from gains upon the sale of securities held for one year or less.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You will find information about what impacted the performance of the Fund during the 2007 fiscal year and the Investment Adviser’s and Sub-Adviser’s views on the market environment.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.claymore.com/ryj.

Sincerely,

Nicholas Dalmaso
Claymore/Raymond James SB-1 Equity Fund

4 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Questions & Answers |

Chuck R. Craig, CFA, Portfolio Manager

Chuck Craig joined Claymore Securities, Inc., an affiliate of Claymore Advisors, LLC (either entity separately, or both entities together, “Claymore”) in May 2003, and is a Managing Director, Portfolio Management and Supervision. Mr. Craig is also a Portfolio Manager for Claymore’s line of exchange-traded funds. Additionally, he is involved in the screening, selection and development of the firm’s unit investment trusts and new products. Prior to joining Claymore, Mr. Craig spent four years with First Trust Portfolios L.P. (formerly Nike Securities) as an equity research analyst and portfolio manager within the Equity Strategy Research Group. He has a total of 10 years of investment industry experience and is a CFA charterholder. He received an M.S. degree in Financial Markets at the Illinois Institute of Technology and a B.S. in Finance from Northern Illinois University. Mr. Craig served for eight years in the U.S. Air Force, including six years at the White House Communications Agency serving three U.S. Presidents and their staffs.

Claymore Advisors, LLC is the Investment Adviser of the Claymore/Raymond James SB-1 Equity Fund (the “Fund”). As Investment Adviser, Claymore manages the investment and reinvestment of the Fund’s assets and day-to-day activities of the Fund as delegated by the Fund’s Trustees. Below, Mr. Craig discusses the Fund’s performance for the 12-month period ended August 31, 2007.

Before we discuss performance, will you first remind us of the Fund’s investment objective and how the Fund was designed to seek that objective?

Claymore/Raymond James SB-1 Equity Fund is the only retail product that provides investors with direct access to Raymond James’s professional equity selection of SB-1 securities. The Fund’s investment objective is to provide capital appreciation to investors. The Fund seeks to achieve that objective by investing substantially all of its net assets in the equity securities that are rated, at the time of purchase, a Strong Buy 1 (“SB-1”) by analysts employed by Raymond James & Associates, Inc. (“Raymond James”), the Fund’s Sub-Adviser. There are currently four ratings categories used by Raymond James (Strong Buy, Outperform, Market Perform or Underperform), with SB-1 being the highest rating. A security that is ranked a SB-1 is expected by the research analysts to achieve total return targets and to outperform the S&P 500 Index over the next six months. For higher-yielding equities, such as real estate investment trusts (“REITs”) and certain master limited partnerships (“MLPs”), the analyst anticipates the stock to achieve total return targets over the next 12 months. Of course there is no guarantee that the stocks rated SB-1 will produce positive returns.

Please tell us about the equity market environment during the fiscal year ended August 31, 2007.

Economic reports were mixed during the 12 months ended August 31, 2007, but have been generally supportive of continued moderate growth in the U.S. economy. The corporate sector remained in relatively strong financial condition, and most international economies continued to expand. A correction in the housing market, driven in part by issues in the sub-prime mortgage sector, created concern that this weakness may spill over to the broader economy. Recent employment reports indicate that the labor market may be weakening. To date, however, both consumer spending and corporate investment have remained fairly strong.

The fiscal year ended August 31, 2007 was generally positive for the U.S. equity market, and nearly all major indices produced gains. Most international equity markets outperformed the U.S. market as represented by the S&P 500. Emerging markets were particularly strong. After a long period of market leadership by small-cap stocks, large-cap stocks, which are generally considered less risky, provided stronger returns during the 12-month period ended August 31, 2007. The closed-end fund market enjoyed favorable demand for most of the fiscal reporting period. In June, however, the market began to weaken considerably. We believe the weakness is attributable to investor’s concerns about the possible weakening of the U.S. economy as well as concerns about the impact of the sub-prime mortgage sector and other credit related fears.

How did the Fund perform?

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. The Fund provided a positive market price total return of 10.77% for the fiscal year ended August 31, 2007. The Fund also gained on a NAV basis, generating a total return of 13.78% for the fiscal year ended August 31, 2007. For NAV performance comparison purposes, the S&P 500 Index returned 15.13% for the same time period. The S&P 500 is generally considered representative of the U.S. large-cap stock market.

The Fund’s positions in energy, information technology and industrials sectors were the most significant contributors to the Fund’s absolute performance. The only sector that posted declines during the period was the Fund’s financials sector. Compared to the S&P 500, the Fund’s positions in information technology and consumer discretionary stocks trailed the index.

Annual Report | August 31, 2007 | 5

RYJ | Claymore/Raymond James SB-1 Equity Fund | Questions & Answers continued

Will you tell us more about Raymond James’s research and ranking system?

Raymond James’s research department supports the company’s institutional and retail sales efforts and publishes research on more than 600 companies. The firm’s Equity Research Team is comprised of more than 40 fundamental equity analysts. The analysts examine each company’s balance sheets, operations, sales, earnings history, growth potential and management among other firm-specific data. The analysts cover eight primary market sectors including communications, consumer, energy, financial services, health care, industrial services, real estate and technology. The work of the fundamental analysts is complemented by technical and economic analysts, and is supported by nearly 60 research associates and other support staff.

The ratings assigned by Raymond James analysts represent such analysts’ judgments given available facts and public information and are not intended as guarantees of investment performance of rated securities or of the Fund. The Raymond James Stock-Rating Guide serves as a guideline for the firm’s equity research analysts and is in no way indicative of the future performance of any individual stock, industry sector or the Claymore/Raymond James SB-1 Equity Fund.

How is the portfolio constructed and how is it maintained to represent the Sub-Adviser’s Strong Buy 1 picks?

The Fund employs a modified equal-weighting methodology, meaning the Fund seeks to invest an equal percentage of the Fund’s total assets in each SB-1 security, within the constraints of the underlying securities. Occasionally, some of the securities may exhibit relatively low liquidity. In those cases, the Fund may take an initial position that is less than an equal weight in order to mitigate the risk of adversely affecting the prices of the less liquid security. At rebalancing, the Fund seeks to bring portfolio securities to an equal weight.

While SB-1 ratings can potentially change every business day, we rebalance and reconstitute the portfolio approximately every two weeks or twice monthly. We do so in an effort to reduce turnover and transaction costs for the Fund. At the time of reconstitution and rebalancing, we sell securities that are no longer ranked SB-1, add securities not currently in the portfolio that have been upgraded to an SB-1 ranking and adjust the portfolio in accordance with our modified equal-weighting methodology.

Will you tell us about the types of portfolio securities held in the Fund?

On August 31, 2007, the Fund’s largest sector positions were in information technology (27% of long-term investments), consumer discretionary (16.4% of long-term investments) and energy (14.9% of long-term investments). The portfolio held common stocks (93.1% of net assets) and MLPs (6.8% of net assets).

Small-capitalization companies represented approximately 59% of total investments, while mid-cap companies represented 17% and large-cap companies represented 23% of total investments. Cash and other investments represented the remaining 1%. It is important to remember that the Fund is rebalanced twice each month and these sector allocations and security types can and do change.

What are some factors that influenced performance during the period?

Although portfolio securities are selected based on Raymond James rankings and not by virtue of their market capitalization, industry or sector, some of these factors did influence the Fund’s performance.

The Fund was helped by its overweight position in telecommunication services, which significantly outperformed the return of the S&P 500 telecommunication services sector. The Fund was also helped by its underweight position in health care which also outperformed the return of the S&P 500 health care sector. The Fund’s financial sector declined during the period while the S&P 500 financial sector posted modest gains. The Fund’s allocation to small-cap companies also detracted from performance as their returns were generally lower than the large-cap oriented S&P 500 during the period.

Please tell us about the securities that helped and hurt Fund performance?

The single largest gainer in the Fund was Nuance Communications, Inc. (0.9% of long-term investments). Nuance is a leading provider of speech and imaging solutions such as speech recognizers, call steering and products that convert text into speech. During the fourth quarter, the company entered into agreements with customers such as Bank of America and XM Satellite Radio. The company’s first quarter profits beat analysts’ estimates, which further supported gains. Additionally, Nuance successfully acquired two companies that are expected to further Nuance’s expertise in the search capabilities and embedded software technology for mobile communications devices. Copa Holdings, S.A. was another strong performer. Copa is a Panama-based passenger and cargo airline company that operates Copa Airlines and AeroRepublica subsidiaries and has code share arrangements with Continental Airlines. Performance during the period was largely attributable to the company’s record earnings in the third quarter of 2006, analyst coverage initiations and new strategic alliances. As of August 31, 2007, Copa was no longer held in the portfolio.

6 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund | Questions & Answers continued

Mercantile Bank Corporation, a regional bank based in Michigan, declined considerably in the period and was the single largest detractor from performance. The bank, which derived most of its income from spread lending vs. fee-based income struggled in the flat yield curve environment. Mercantile was no longer held in the Fund as of August 31, 2007. Oklahoma-based Bronco Drilling Company, Inc. also posted material losses during the period after announcing declining earnings. Bronco was no longer held in the Fund as of August 31, 2007.

Please tell us about the Fund’s distributions?

The Fund’s investment objective is to provide capital appreciation. The Fund intends to pay substantially all of its net investment income, if any, to common shareholders through annual distributions. In addition, the Fund intends to distribute any realized net long-term capital gains to common shareholders as long-term capital gain dividends at least annually. To the extent that the Fund realizes net investment income, including short-term capital gains, on a more frequent basis, the Fund may make more frequent distributions to its common shareholders. The Fund provided a year-end distribution of $0.11 per common share on December 29, 2006.

Do you have any other comments for Fund shareholders?

We’re pleased with the continued improvement in the Fund’s NAV and market performance during the annual fiscal period ended August 31, 2007. On August 31, 2007 the Fund’s market share price closed at $19.27 vs. $17.50 a year earlier on August 31, 2006. The Fund’s NAV also improved considerably — $21.67 at the close of this fiscal year vs. $19.15 on August 31, 2006. We’re especially pleased with the improvement in the Fund’s market value, which occurred during a particularly weak period for the closed-end fund market. While the Fund’s share price retreated somewhat during the sell-off, it has regained some of the value lost in the mid-summer decline.

The closed-end fund marketplace has experienced such sell-offs in the past as investors react based on market momentum rather than considering relative strength or weakness in the underlying securities in the closed-end fund itself. Times like these can challenge the resolve of investors. When considering performance, we encourage investors to take a long-term view. Investment performance changes on a daily basis and the true test of a Fund’s success is whether it can stand the test of time. While the Fund is currently trading at a discount to its NAV, the steady gain in both share price and NAV has been positive for shareholders.

While there are no guarantees of success, we have confidence in the stock research methodologies employed by Raymond James analysts. The market price of a Fund is, of course, independent of its NAV. With that said, we hope that as the Fund’s NAV continues to improve, its market price will improve as well. Bear in mind, the Fund has an automatic open-end conversion feature that seeks to address discounts to the net asset value that are sometimes associated with closed-end funds.

The Fund’s Agreement and Declaration of Trust provides that (beginning after 18 months of operations from the inception date of May 19, 2006) if the Fund’s Common Shares close on the New York Stock Exchange (“NYSE”) for 75 consecutive trading days at a price greater than a 10% discount from NAV, the Fund will commence the process necessary to convert into an open-end investment company. Although the Fund is required to convene a special shareholder meeting at which the Fund’s shareholders can vote to maintain the Fund’s status as a closed-end fund, there can be no assurance that such a vote would be obtained. In such event, the Fund would convert automatically to an open-end fund and would no longer be listed on the NYSE. The Fund’s shares would be purchased and redeemed by the Fund at NAV and the Fund could be required to commence a continuous offering of its shares upon the conversion to an open-end fund.

Annual Report | August 31, 2007 | 7

RYJ | Claymore/Raymond James SB-1 Equity Fund | Questions & Answers continued

RYJ Risks and Other Considerations

The Fund is a diversified, closed-end management investment company with a limited history of operations and a limited history of public trading. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the securities and other instruments owned by the Fund. The value of those securities and other instruments may fluctuate, sometimes rapidly and unpredictably, and will affect the value of the common shares.

The Fund’s common shares may trade at a discount or a premium in relation to net asset value. At any point in time, the common shares may be worth less than the original investment, including the reinvestment of Fund dividends and/or distributions. An investment in the common shares of the Fund is intended for long-term investors and should not be considered a complete investment program. Each common shareholder should take into account the Fund’s investment objective as well as the common shareholder’s other investments when considering an investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. An adverse event, such as an unfavorable earnings report, a research downgrade, including one issued by the Sub-Adviser, may depress the value of common stock of an issuer held by the Fund.

The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. Equity securities of smaller capitalization companies generally are less liquid than those of larger companies.

Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile than the U.S. market; and (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments.

Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents, increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry.

MLP Risk. An investment in MLP units involves risk that differs from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments. The Fund will not invest more than 25% of its assets in MLPs.

The Fund is subject to management risk because it is an actively-managed investment portfolio. The Investment Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There can be no assurance that the Sub-Adviser will be successful in its analysis of stocks upgraded to or downgraded from “SB-1” status. There are no assurances that Raymond James will continue to provide equity research to the degree currently provided by it, or that it will continue to provide research services at all. Raymond James may decrease (i) the number of equity analysts that it employs, (ii) the number of industries, or (iii) the number of issuers within an industry, that such analysts cover. Please refer to the prospectus for additional risks and considerations.

An investment in the Fund is subject to certain risks and other considerations, including, but not limited to: Not a Complete Investment Program; Investment and Market Risk; Equity Risk; Small-Capitalization Risk; Industry and Sector Risk; Non-U.S. Securities Risk; REIT Risk; MLP Risk; Other Investment Company Risk; Risks Relating to Raymond James Equity Securities Ratings; Risks Associated with Other Business Activities of Raymond James; Investment Strategy Risk; Market Discount Risk; Portfolio Turnover Risk; Strategic Transactions Risk; and Current Developments Risk.

Investors should carefully consider the investment objective and policies, risk considerations, charges and ongoing expenses of the Fund before investing.

8 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Fund Summary | As of August 31, 2007 (unaudited)

Fund Statistics
Share Price	$19.27
Common Share Net Asset Value	$21.67
Premium/Discount to NAV	-11.08%
Net Assets ($000)	$240,998

Total Returns

(Inception 5/19/06)	Market	NAV
One Year	10.77%	13.78%

Since Inception – average annual	-2.40%	10.80%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Breakdown*	% of Long-Term Investment
Consumer Discretionary	16.4%
Energy	14.9%
Industrials	12.5%
Financials	11.4%
Semiconductors	9.0%
Health Care	8.9%
Communications Equipment	7.8%
Software & Services	7.1%
Telecommunication Services	7.1%
Electronic Equipment & Instruments	2.6%
Consumer Staples	0.9%
Utilities	0.9%
Computers & Peripherals	0.5%

*	Represents broad sectors and not specific industries.

Top Ten Holdings	% of Long-Term Investments
JA Solar Holdings Co. Ltd. ADR (Cayman Islands)	1.0%
Home Depot, Inc.	1.0%
California Pizza Kitchen, Inc.	0.9%
National Oilwell Varco, Inc.	0.9%
Anadigics, Inc.	0.9%
Ryanair Holdings PLC ADR (Ireland)	0.9%
VeriFone Holdings, Inc.	0.9%
Cisco Systems, Inc.	0.9%
Ethan Allen Interiors, Inc.	0.9%
Cameron International Corp.	0.9%

Portfolio breakdown and holdings are subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Share Price & NAV Performance

Holdings by Capitalization*

*	As a percentage of total investments.

Asset Allocation	% of Total Net Assets
Common Stocks	93.1%
Master Limited Partnerships	6.8%
Short-Term Investments	0.2%
Liabilities in excess of Other Assets	-0.1%

100.0%

Annual Report | August 31, 2007 | 9

RYJ | Claymore/Raymond James SB-1 Equity Fund

Portfolio of Investments | August 31, 2007

Number of Shares	Description	Value
	Long-Term Investments - 99.9%
	Common Stocks - 93.1%
	Communications Equipment - 7.8%
120,100	ADC Telecommunications, Inc. (a)	$2,197,830
1,220,800	Avanex Corp. (a)	2,099,776
69,800	Cisco Systems, Inc. (a)	2,228,016
80,200	EMS Technologies, Inc. (a)	1,968,108
35,700	Harris Corp.	2,171,631
208,100	KVH Industries, Inc. (a)	1,999,841
126,300	Motorola, Inc.	2,140,785
238,800	Orbcomm, Inc. (a)	1,931,892
358,500	Sonus Networks, Inc. (a)	2,072,130

		18,810,009

	Computers & Peripherals - 0.5%
1,000,500	Concurrent Computer Corp. (a)	1,360,680

	Consumer Discretionary - 16.3%
111,700	California Pizza Kitchen, Inc. (a)	2,284,265
46,000	Carnival Corp. (Panama)	2,097,140
83,200	Cheesecake Factory (The) (a)	2,074,176
102,800	Culp, Inc. (a)	1,048,560
49,800	Darden Restaurants, Inc.	2,071,680
66,100	Ethan Allen Interiors, Inc.	2,220,960
61,000	Home Depot, Inc.	2,336,910
216,600	La-Z-Boy, Inc.	2,088,024
117,100	Lithia Motors, Inc. - Class A	2,097,261
71,100	Lowe’s Cos., Inc.	2,208,366
93,900	Marvel Entertainment, Inc. (a)	2,122,140
127,700	O'Charleys, Inc.	2,078,956
59,600	O’Reilly Automotive, Inc. (a)	2,118,184
331,500	Pier 1 Imports, Inc.	2,048,670
43,300	Polaris Industries, Inc.	2,067,575
123,200	Stanley Furniture Co., Inc.	2,123,968
34,900	Starwood Hotels & Resorts Worldwide, Inc.	2,133,088
92,300	Urban Outfitters, Inc. (a)	2,113,670
21,500	Whirlpool Corp.	2,072,815

		39,406,408

	Consumer Staples - 0.9%
57,700	CVS Caremark Corp.	2,182,214

	Electronic Equipment & Instruments - 2.6%
109,300	Ingram Micro, Inc. - Class A (a)	2,146,652
124,000	L-1 Identity Solutions, Inc. (a)	2,039,800
53,500	Tech Data Corp. (a)	2,085,965

		6,272,417

	Energy - 9.0%
26,100	Baker Hughes, Inc.	2,188,746
27,100	Cameron International Corp. (a)	2,215,967
30,800	GlobalSantaFe Corp. (Cayman Islands)	2,174,172
38,700	Grant Prideco, Inc. (a)	2,140,110
60,000	InterOil Corp. (Canada) (a)	2,127,000
37,600	Lufkin Industries, Inc.	2,138,312
17,800	National Oilwell Varco, Inc. (a)	2,278,400
42,400	Noble Corp. (Cayman Islands)	2,080,144
22,700	Schlumberger Ltd. (Netherland Antilles)	2,190,550
20,500	Transocean, Inc. (Cayman Islands)	2,154,345

		21,687,746

	Financials - 11.4%
37,500	Allstate Corp. (The)	2,053,125
26,100	American Physicians Service Group, Inc.	478,935
87,600	BioMed Realty Trust, Inc. - REIT	2,135,688
183,439	Cardinal Financial Corp.	1,709,651
41,000	Chubb Corp.	2,096,330
117,000	CoBiz Financial, Inc.	2,136,420
51,000	Corporate Office Properties Trust - REIT	2,196,570
54,700	Digital Realty Trust, Inc. - REIT	2,133,300
104,100	First State Bancorporation	2,010,171
74,000	HCC Insurance Holdings, Inc.	2,043,140
33,900	Lincoln National Corp.	2,063,832
45,500	Nexity Financial Corp. (a)	375,375
71,600	Pinnacle Financial Partners, Inc. (a)	2,047,760
37,300	Reinsurance Group of America, Inc.	2,025,763
18,800	SL Green Realty Corp. - REIT	2,096,388

		27,602,448

	Health Care - 8.9%
90,100	Allscripts Healthcare Solutions, Inc. (a)	2,037,161
56,200	Amedisys, Inc. (a)	2,123,236
109,500	Bradley Pharmaceuticals, Inc. (a)	2,141,820
37,700	DaVita, Inc. (a)	2,168,504
92,500	Eclipsys Corp. (a)	2,135,825
148,800	HLTH Corp. (a)	2,199,264
34,300	Johnson & Johnson	2,119,397
85,600	Pfizer, Inc.	2,126,304
58,700	Psychiatric Solutions, Inc. (a)	2,163,682
40,400	Universal Health Services, Inc. - Class B	2,133,120

		21,348,313

	Industrials - 12.5%
119,100	Argon ST, Inc. (a)	2,152,137
43,500	Con-Way, Inc. (a)	2,108,880
50,700	EDO Corp.	2,182,128
39,500	Harsco Corp.	2,198,175
136,300	Heartland Express, Inc.	2,122,191

See notes to financial statements.

10 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund | Portfolio of Investments continued

Number of Shares	Description	Value
	Industrials (continued)
73,200	Herman Miller, Inc.	$2,124,264
65,874	JA Solar Holdings Co. Ltd. ADR (Cayman Islands) (a)	2,415,600
73,200	JB Hunt Transport Services, Inc.	2,105,964
113,500	Knoll, Inc.	2,157,635
47,800	Landstar System, Inc.	2,055,878
178,300	PGT, Inc. (a)	1,857,886
69,850	Republic Services, Inc.	2,171,637
54,000	Ryanair Holdings PLC ADR (Ireland) (a)	2,255,580
85,500	Walter Industries, Inc.	2,161,440

		30,069,395

	Semiconductors - 9.0%
90,900	Altera Corp.	2,164,329
137,200	Anadigics, Inc. (a)	2,258,312
73,100	Diodes, Inc. (a)	2,215,661
85,900	Intel Corp.	2,211,925
192,700	Micron Technology, Inc. (a)	2,206,415
79,700	National Semiconductor Corp.	2,097,704
42,300	Nvidia Corp. (a)	2,164,068
345,600	RF Micro Devices, Inc. (a)	2,056,320
267,700	Skyworks Solutions, Inc. (a)	2,112,153
61,300	Texas Instruments, Inc.	2,098,912

		21,585,799

	Software & Services - 7.1%
61,200	Amdocs Ltd. (Guernsey) (a)	2,160,360
686,700	Art Technology Group, Inc. (a)	2,135,637
45,300	Automatic Data Processing, Inc.	2,072,022
58,700	Citrix Systems, Inc. (a)	2,133,745
55,700	Global Payments, Inc.	2,199,036
105,200	Interactive Intelligence, Inc. (a)	2,056,660
110,800	Nuance Communications, Inc. (a)	2,083,040
60,900	VeriFone Holdings, Inc. (a)	2,250,864

		17,091,364

	Telecommunications - 7.1%
53,900	American Tower Corp. - Class A (a)	2,135,518
55,700	Cbeyond, Inc. (a)	2,164,502
228,200	Centennial Communications Corp. (a)	2,145,080
57,700	Crown Castle International Corp. (a)	2,121,052
26,900	NII Holdings, Inc. (a)	2,129,942
79,500	NTELOS Holdings Corp.	2,129,010
173,300	PAETEC Holding Corp. (a)	2,067,469
65,900	SBA Communications Corp. - Class A (a)	2,146,363

		17,038,936

	Total Common Stocks - 93.1% (Cost $210,403,548)	224,455,729

	Master Limited Partnerships - 6.8%
	Energy - 5.9%
57,000	Energy Transfer Equity, L.P.	2,094,750
39,200	Energy Transfer Partners, L.P.	2,039,968
69,600	Enterprise Products Partners, L.P.	2,053,896
64,100	Inergy, L.P.	2,087,737
74,300	Magellan Midstream Holdings, L.P.	2,103,433
62,500	Teekay LNG Partners, L.P. (Marshall Islands)	2,185,625
58,300	Teekay Offshore Partners, L.P. (Marshall Islands)	1,717,518

		14,282,927

	Utilities - 0.9%
45,700	Suburban Propane Partners, L.P.	2,130,991

	Total Master Limited Partnerships (Cost $13,388,711)	16,413,918

	Total Long-Term Investments - 99.9% (Cost $223,792,259)	240,869,647

Principal Amount		Value
	Short-Term Investments - 0.2%
	U.S. Government and Agency Securities - 0.2%
$360,000	Federal Home Loan Bank Discount Note, maturing 9/4/07, yielding 4.10% (Cost $359,877)	360,000
	Total Investments - 100.1% (Cost $224,152,136)	241,229,647
	Liabilities in excess of Other Assets - (0.1%)	(232,097)

	Net Assets - 100.0%	$240,997,550

ADR - American Depositary Receipt

L.P. - Limited Partnership

REIT - Real Estate Investment Trust

(a)	Non-income producing security

See notes to financial statements.

Annual Report | August 31, 2007 | 11

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of Assets and Liabilities | August 31, 2007

Assets
Investments in securities, at value (cost $224,152,136)	$241,229,647
Cash	231,462
Receivable for securities sold	1,765,073
Dividends receivable	185,456
Other assets	11,786

Total assets	243,423,424

Liabilities
Payable for securities purchased	2,144,684
Advisory fee payable	169,107
Administration fee payable	5,253
Accrued expenses and other liabilities	106,830

Total liabilities	2,425,874

Net Assets	$240,997,550

Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 11,122,822 shares issued and outstanding	$111,228
Additional paid-in capital	211,744,333
Accumulated net unrealized appreciation on investments	17,077,511
Accumulated net realized gain on investments	11,928,253
Accumulated net investment income	136,225

Net Assets	$240,997,550

Net Asset Value
(based on 11,122,822 common shares outstanding)	$21.67

See notes to financial statements.

12 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of Operations | For the Year Ended August 31, 2007

Investment Income
Dividends (net of return of capital distributions received of $880,790)	$1,921,636
Interest	17,572

Total income		$1,939,208

Expenses
Advisory fee	1,957,356
Professional fees	141,540
Trustees’ fees and expenses	74,639
Printing expenses	69,205
Fund accounting	68,319
Administration fee	61,055
Custodian fee	51,839
Transfer agent fee	30,880
Insurance	25,559
NYSE listing	22,059
Miscellaneous	4,276

Total expenses		2,506,727

Net investment loss		(567,519)

Realized and Unrealized Gain on Investments
Net realized gain on investments		14,886,062
Net change in unrealized appreciation on investments		14,920,272

Net realized and unrealized gain on investments		29,806,334

Net Increase in Net Assets Resulting from Operations		$29,238,815

See notes to financial statements.

Annual Report | August 31, 2007 | 13

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of Changes in Net Assets |

	For the Year Ended August 31, 2007	For the Period May 19, 2006* through August 31, 2006
Increase in Net Assets Resulting from Operations
Net investment loss	$(567,519)	$(36,812)
Net realized gain (loss) on investments	14,886,062	(1,231,962)
Net increase from payment from affiliate	—	92,583
Net change in unrealized appreciation on investments	14,920,272	2,157,239

Net increase in net assets resulting from operations	29,238,815	981,048

Distributions to Common Shareholders
From net realized gain	(1,223,510)	—

Capital Share Transactions
Proceeds from the issuance of common shares	—	212,345,816
Common share offering costs charged to paid-in capital	—	(444,703)

Total increase in net assets applicable to common shareholders	—	211,901,113

Total increase in net assets	28,015,305	212,882,161
Net Assets
Beginning of period	212,982,245	100,084

End of period (including accumulated undistributed net investment income of $136,225 and $98,564, respectively)	$240,997,550	$212,982,245

*	Commencement of investment operations.

See notes to financial statements.

14 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of Financial Highlights |

Per share operating performance for a common share outstanding throughout the periods	For the Year Ended August 31, 2007	For the Period May 19, 2006* through August 31, 2006
Net asset value, beginning of period	$19.15	$19.10	(b)

Income from investment operations
Net investment loss (a)	(0.05)	(0.00	)(c)
Net realized and unrealized gain on investments	2.68	0.09

Total from investment operations	2.63	0.09

Common shares’ offering expenses charged to paid-in capital	—	(0.04)

Distributions to common shareholders from net realized gain	(0.11)	—

Net asset value, end of period	$21.67	$19.15

Market value, end of period	$19.27	$17.50

Total investment return(d)
Net asset value	13.78%	0.26%
Market value	10.77%	(12.50)%
Ratios and supplemental data
Net assets, end of period (thousands)	$240,998	$212,982
Ratio of net expenses to average net assets	1.09%	1.12	%(e)
Ratio of net investment loss to average net assets	(0.06)%	(0.06	)%(e)
Portfolio turnover rate	166%	41%

*	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.

(b)	Before deduction of offering expenses charged to capital.

(c)	Amount is less than $0.01.

(d)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

Annual Report | August 31, 2007 | 15

RYJ | Claymore/Raymond James SB-1 Equity Fund

Notes to Financial Statements | August 31, 2007

Note 1 – Organization:

Claymore/Raymond James SB-1 Equity Fund (the “Fund”) was organized as a Delaware statutory trust on March 7, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to provide capital appreciation. There can be no assurance that the Fund will achieve its investment objective. Under normal market conditions, the Fund will invest substantially all of its net assets in equity securities that are rated, at the time of purchase, Strong Buy 1 (“SB-1”) by analysts employed by Raymond James & Associates, Inc. (“Raymond James”). For purposes of the Fund’s investment policies, in the event a security is downgraded by Raymond James and is no longer rated SB-1 subsequent to the purchase of such security by the Fund, such security will be considered by the Fund to be rated SB-1 until the next semi-monthly rebalancing and reconstitution date following such downgrade. For as long as the word “SB-1” is in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities rated SB-1. The Fund’s investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The Fund’s Declaration of Trust provides that (beginning after 18 months from the date of the Prospectus) if the Fund’s Common Shares close on the NYSE for 75 consecutive trading days at a price that is a 10% or greater discount from the net asset value of the Fund’s Common Shares, the Fund will commence promptly the process necessary to convert the Fund into an open-end investment company. The Fund’s Declaration of Trust provides that in such event a special meeting of shareholders of the Fund would be convened and that the Fund would automatically be converted to an open-end fund unless a majority of the outstanding voting securities of the Fund affirmatively vote to maintain the Fund’s status as a closed-end fund.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

(c) Distributions

The Fund intends to pay substantially all of its net investment income to Common Shareholders at least annually. In addition, the Fund intends to distribute any capital gains to Common Shareholders at least annually. To the extent that the Fund realizes net investment income, including short-term capital gains, on a more frequent basis, the Fund may make more frequent distributions to its Common Shareholders.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser provides a continuous investment program for the Fund’s portfolio; executes recommendations for the purchase and sale of securities; furnishes offices, necessary facilities and equipment; provides administrative services to the Fund; oversees the activities of Raymond James (the Fund’s “Sub-Adviser”); provides personnel, including certain officers required for its administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 0.85% of the Fund’s average daily Managed Assets. “Managed Assets” of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any borrowings or other forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

Pursuant to a Sub-Advisory Agreement between the Fund, the Adviser, and the Sub-Adviser, the Sub-Adviser, under the supervision of the Adviser and Fund’s Board of Trustees, provides investment research, including the determination and dissemination of the securities rated SB-1 by Raymond James; may provide certain facilities and personnel, including certain officers required for its administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.35% of the Fund’s average daily Managed Assets.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the fund. For the year ended August 31, 2007, the Fund recognized expenses of approximately $61,000 for these services.

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

16 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund | Notes to Financial Statements continued

The Bank of New York Mellon (“BNY”) acts as the Fund’s accounting agent, custodian and transfer agent. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As custodian, BNY is responsible for the custody of the Fund’s assets. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

Claymore Advisors, LLC reimbursed the Fund $92,583 representing the net detriment to the Fund as a result of a trading error that occurred in June 2006. This reimbursement is shown on the Statement of Changes in Net Assets as a “Net increase from payment from affiliate.”

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At August 31, 2007 the following reclassifications were made to the capital accounts of the Fund, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts, investments in partnerships and net investment losses. Net investment income, net realized gains and net assets were not affected by these changes.

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid in Capital
$605,180	($603,698)	($1,482)

Information on the components of investments as of August 31, 2007 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Undistributed Ordinary Income/ Accumulated Ordinary Loss	Undistributed Long-Term Gains/ Accumulated Capital and Other Loss
$228,172,062	$23,273,037	$(10,215,452)	$13,057,585	$12,368,525	$3,715,879

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales and tax adjustments related to master limited partnerships and real estate investment trusts.

The tax character of distributions paid during the period ended August 31, 2007 was $1,223,510 of ordinary income.

Note 5 – Investments in Securities:

For the year ended August 31, 2007, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $380,360,726 and $381,284,056, respectively.

Note 6 – Capital:

Common Shares

In connection with its organization process, the Fund sold 5,240 shares of beneficial interest to Claymore Securities, Inc., an affiliate of the Adviser, for consideration of $100,084. The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 11,122,822 issued and outstanding. Of this amount, the Fund issued 10,000,000 shares of common stock in its initial public offering and issued, pursuant to an over-allotment option to the underwriters, an additional 400,000 shares on May 26, 2006, 400,000 shares on June 15, 2006 and 317,582 shares on June 23, 2006. All of these shares were issued at $19.10 per share after deducting the sales load.

Offering expenses of $444,703, or $0.04 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser and Sub-Adviser have agreed to pay all of the organizational costs and offering expenses (other than sales load) in excess of $0.04 per common share.

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of August 31, 2007.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

Annual Report | August 31, 2007 | 17

RYJ | Claymore/Raymond James SB-1 Equity Fund

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of Claymore/Raymond James SB-1 Equity Fund

We have audited the accompanying statement of assets and liabilities of Claymore/Raymond James SB-1 Equity Fund (the “Fund”), including the portfolio of investments, as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from May 19, 2006 (commencement of investment operations) through August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Claymore/Raymond James SB-1 Equity Fund at August 31, 2007, and the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from May 19, 2006 (commencement of investment operations) through August 31, 2006, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

October 18, 2007

18 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $1,742,190 was received to the Fund through August 31, 2007. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $1,724,094 of investment income qualifies for the dividends-received deduction.

In January 2008, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2007.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on July 18, 2007. Common shareholders voted on the election of Class I Trustees.

With regard to the election of the following Trustees by common and preferred shareholders of the Fund:

	# of Shares In Favor	# of Shares Withheld
Randall C. Barnes	10,257,959	58,375
Nicholas Dalmaso	10,127,884	188,450

The other Trustees of the Fund whose terms did not expire in 2007 are Ronald A. Nyberg and Ronald E. Toupin, Jr

Trustees

The Trustees of the Claymore/Raymond James SB-1 Equity Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	45	None.

Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	48	None.

Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2006	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	45	None.
Interested Trustees:
Nicholas Dalmaso † Year of birth: 1965 Trustee and Chief Legal and Executive Officer	Since 2006	Senior Managing Director and Chief Administrative Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-2007). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	48	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:

-Messrs. Barnes and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund’s 2009 annual meeting of shareholders.

-Messrs. Nyberg and Toupin, as Class II Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

Annual Report | August 31, 2007 | 19

RYJ | Claymore/Raymond James SB-1 Equity Fund | Supplemental Information (unaudited) continued

Officers

The officers of the Claymore/Raymond James SB-1 Equity Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations

Officers:
Steven M. Hill Year of birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2006	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Formerly, Chief Financial Officer (2005-2006) of Claymore Group Inc. Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Formerly, Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001).

Melissa J. Nguyen Year of birth: 1978 Secretary	Since 2006	Vice President, Assistant General Counsel of Claymore Securities, Inc. (2005-present). Formerly, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

Bruce Saxon Year of birth: 1957 Chief Compliance Officer	Since 2006	Vice President, Fund Compliance Officer of Claymore Advisors, LLC (2006-present). Formerly, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

Jim Howley Year of birth: 1972 Assistant Treasurer	Since 2006	Vice President, Fund Administration of Claymore Advisors, LLC (2004-present). Formerly, Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen Year of Birth: 1978 Assistant Secretary	Since 2007	Assistant Vice President, Attorney of Claymore Securities, Inc. (2007-present). Formerly, Law Clerk for the Idaho State Courts (2003-2007).

Matthew J. Patterson Year of Birth: 1971 Assistant Secretary	Since 2006	Vice President, Assistant General Counsel of Claymore Securities, Inc. (2006-present). Formerly, Chief Compliance Officer and Clerk, The Preferred Group of Mutual Funds (2005-2006); Chief Compliance Officer and Secretary, Caterpillar Investment Management Ltd (2005-2006); Securities Counsel, Caterpillar Inc. (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2004).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

20 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

Annual Report | August 31, 2007 | 21

RYJ | Claymore/Raymond James SB-1 Equity Fund

Fund Information |

Board of Trustees

Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Officers

Steven M. Hill

Chief Financial Officer,

Chief Accounting Officer and Treasurer

Melissa J. Nguyen

Secretary

Bruce Saxon

Chief Compliance Officer

Jim Howley

Assistant Treasurer

Mark E. Mathiasen

Assistant Secretary

Matthew J. Patterson

Assistant Secretary

Investment Adviser and Administrator

Claymore Advisors, LLC

Lisle, Illinois

Investment Sub-Adviser

Raymond James & Associates, Inc.

St. Petersburg, Florida

Accounting Agent, Custodian and Transfer Agent

The Bank of New York Mellon

NewYork, NewYork

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

Chicago, Illinois

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

Privacy Principles of Claymore/Raymond James SB-1 Equity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Claymore/Raymond James SB-1 Equity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Custodian and Transfer Agent

The Bank of New York Mellon, 111 Sanders Creek Parkway, East Syracuse, New York 13057 (800) 701-8178

This report is sent to shareholders of Claymore/Raymond James SB-1 Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 889-3830.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 889-3830 or by accessing the Fund’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov or by visiting the Fund’s website at http://www.claymore.com/ryj. The Fund’s Form N-Q may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

In August 2007, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

22 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

About the Fund Manager |

About the Fund’s Sub-Adviser and Portfolio Manager

Claymore/Raymond James SB-1 Equity Fund is sub-advised by Raymond James & Associates, Inc. (“Raymond James”) and managed by Claymore Advisors, LLC (“Claymore”). The Fund invests substantially all of its net assets in the equity securities that are rated, at the time of purchase, “Strong Buy 1” by Raymond James analysts.

Raymond James & Associates, Inc.

Raymond James & Associates, Inc. is a wholly-owned subsidiary of Raymond James Financial, Inc., a Florida-based holding company whose subsidiaries are engaged in various financial services businesses including brokerage, trading, investment banking, asset management and financial planning services. The firm provides investment research, including the determination and dissemination of securities rated SB-1 by Raymond James analysts. The firm’s research department supports the company’s institutional and retail sales efforts and publishes research on approximately 600 companies.

Overview of Raymond James Equity Research

A variety of factors go into the research process used by Raymond James analysts including an assessment of industry dynamics, interviews of company executives, analysis of competition and information as available from suppliers, distributors, major customers and other independent sources. Each stock in the Raymond James coverage universe is assigned a rating of Strong Buy, Outperform, Market Perform or Underperform. Raymond James prizes analyst independence, objectivity, thorough analysis and integrity, believing that value-added analysis and independent judgment are critical elements in the quest for superior investment performance. Raymond James equity analysts strive to anticipate both positive and negative information and to respond accordingly with timely changes in ratings, earnings estimates and price targets.

Claymore Advisors, LLC

The Fund is managed by Chuck Craig, who serves as Portfolio Manager of the Fund. Claymore provides a continuous investment program for the Fund’s portfolio and executes the purchase and sale of securities on behalf of the Fund. Chuck Craig, CFA, joined Claymore in May 2003. In addition to his role as Portfolio Manager of the Fund and other funds managed by Claymore, Mr. Craig is involved in the research, selection and development of new products for Claymore.

Annual Report | August 31, 2007 | 23

Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC	NOT FDIC-INSURED | NOT BANK- GUARANTEED | MAY LOSE VALUE

RYJ-AR-0807

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) During the period covered by the shareholder report presented in Item 1, the Code of Ethics was not amended.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)    (1) The registrant’s Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an independent Trustee for purposes of this Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as Vice President of Nuveen Asset Management.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services

a). Audit Fees: the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $30,000 and $28,000 for the fiscal years ending August 31, 2007 and August 31, 2006, respectively.

b). Audit-Related Fees: the aggregate fees billed for in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a), including agreed upon procedures reports performed for rating agencies and the issuance of comfort letter, were $0 and $0 for the fiscal years ending August 31, 2007 and August 31, 2006, respectively.

c). Tax Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $5,000 and $5,000 for the fiscal years ending August 31, 2007 and August 31, 2006, respectively.

d). All Other Fees: the aggregate fees billed for both fiscal years ending August 31, 2007 and August 31, 2006 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e) Audit Committee Pre-Approval Policies and Procedures.

(i) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2	Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3	Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant for each of the last two fiscal years, ending August 31, 2007 and August 31, 2006, of the registrant were $0.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee of the registrant is comprised of: Ronald A. Nyberg; Ronald E. Toupin, Jr.; and Randall C. Barnes.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees of the Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Claymore Advisors, LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser (the “Proxy Voting Policies”) are included as an Exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Manager. As of August 31, 2007, Chuck Craig, Managing Director, Research and Development, of Claymore Securities, Inc., serves as portfolio manager for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. He has been associated with the registrant since May 2003. Prior to joining Claymore, Mr. Craig worked for four years at First Trust Portfolios, L.P. as an equity research analyst and portfolio manager within the Equity Strategy Research Group.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Manager. As of August 31, 2007, Chuck Craig managed the following other accounts:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts Charged Performance Fees	Total Assets in the Accounts Charged Performance Fees
Registered investment companies	460*	$6,402,043,032	0	0
Other pooled investment	0	0	0	0
Other advisory accounts	0	0	0	0

* Included in this amount are 427 unit investment trusts (valued at $5,335,314,219), for which Mr. Craig provides day-to-day supervision.

(a)(2)(iv) Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the registrant.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Investment Adviser acts as adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security for the execution of the transaction, or both, to the possible detriment of the registrant or other account(s) involved.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation. The portfolio manager’s compensation consists of the following elements:

Base salary: The portfolio manager is paid a fixed base salary by the Investment Adviser which is set at a level determined to be appropriate based upon the individual’s experience and responsibilities.

Annual bonus: The portfolio manager is eligible for a discretionary annual bonus. There is no policy regarding, or agreement with, the portfolio manager to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the portfolio manager. The portfolio manager also participates in benefit plans and programs generally available to all employees of the Investment Adviser.

(a)(4) Securities Ownership of the Portfolio Manager. As of August 31, 2007, Mr. Craig owned no shares of the registrant.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act, of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2 of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore/Raymond James SB-1 Equity Fund

By:	/s/ Nicholas Dalmaso
Nicholas Dalmaso, Chief Executive Officer and Chief Legal Officer

Date: November 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Nicholas Dalmaso, Chief Executive Officer and Chief Legal Officer

Date: November 5, 2007

By:	/s/ Steven M. Hill
Steven M. Hill Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: November 5, 2007